SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 Date of Report:
                                 August 31, 2002

                        CIT HOME EQUITY LOAN TRUST 2002-2
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                            (Commission File Number)
                                    333-65554

                        (IRS Employer Identification No.)

                    c/o The CIT Group/Consumer Finance, Inc.
                                   1 CIT Drive
                             Livingston, New Jersey
                                   07039-0491

               Registrants' telephone number, including area code:
                                 (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)

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Item 5. Other Events

CIT HOME EQUITY LOAN TRUST 2002-2
MONTHLY SERVICE REPORT
COLLECTION PERIOD:                                                     31-Aug-02
PAYMENT DATE:                                                          25-Sep-02
DETERMINATION DATE:                                                    20-Sep-02

The monthly distributions were made to holders of asset backed notes issued by CIT Home Equity Loan Trust 2002-2on: September 25, 2002

Item 7. Financial Statements and Exhibits

(c.) Exhibits.

      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

      Exhibit No. 20.1          Monthly Servicer Report

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. CIT Home Equity Loan Trust 2002-2

By: JPMorgan Chase Bank, as Trustee
By: Kevin Crombie
-----------------------------------
Name:  Kevin Crombie
Title: Assistant Vice President/Relationship Manager
Dated:
February 4, 2003